UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 31, 2006

KFX INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 500 Denver, Colorado		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.  Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 4, 2006, KFx Inc. filed a Current Report on Form 8-K reporting, among other things, that on April 3, 2006 it completed its acquisition of Buckeye Industrial Mining Co. (“Buckeye”). As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 calendar days after the date the Form 8-K reporting the acquisition was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements for Buckeye Industrial Mining Co. as of and for the year ended December 31, 2005, including the notes thereto.

(b)	Pro Forma Financial Information

KFx Inc. pro forma financial statements (Unaudited)

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
23.1	Consent of Deloitte & Touche LLP
99.1	Buckeye Industrial Mining Co. Audited Financial Statements as of and for the year ended December 31, 2005
99.2	Unaudited Pro Forma Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

Date: June 15, 2006	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

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KFx INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
23.1	Consent of Deloitte & Touche LLP
99.1	Buckeye Industrial Mining Co. Audited Financial Statements as of and for the year ended December 31, 2005
99.2	Unaudited Pro Forma Financial Statements

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